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                                                                    EXHIBIT 23.2


                        CONSENT OF INDEPENDENT AUDITORS


     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Telegen Corporation of our report dated January 22, 1996 relating to the consolidated financial statements of Solar Energy Research Corp. which appears in the Registration Statement on Form S-4 of Solar Energy Research Corp. filed with the Securities and Exchange Commission on August 21, 1996.



Cordovano and Company, P.C.



Denver, Colorado
December 4, 1996